================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) August 7, 2006

                      ACCESS WORLDWIDE COMMUNICATIONS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                    000-23489              52-1309227
  ----------------------------         ------------       -------------------
  (State or other jurisdiction         (Commission         (I.R.S. Employer
        of incorporation)              File Number)       Identification No.)

 1820 North Fort Myer Drive, 4th Floor, Arlington Virginia           22209
 ---------------------------------------------------------         ----------
         (Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code (703) 292-5210

         4950 Communication Avenue, Suite 300, Boca Raton, Florida 33431
         ---------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.01   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On August 3, 2006, Access Worldwide Communications, Inc. (the "Company"), completed the sale of all or substantially all the assets of Telemanagement Services, Inc., a wholly owned subsidiary of the Company, pursuant to the asset purchase agreement dated June 20, 2006, to TMS Professional Markets Group, LLC.

The asset sale was for $10.5 million less assumed liabilities. For further information, reference is made to the Registrant's press release, dated August 7, 2006, which is attached hereto as Exhibit 99.1.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits

99.1        Press Release, Access Worldwide Communications, Inc., August 7, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ACCESS WORLDWIDE COMMUNICATIONS, INC.
                                           (Registrant)


Date: August 7, 2006                       By   /s/ Mark Wright
                                                --------------------------------
                                                General Counsel, Secretary

                                       3